UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2026

INNO HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Texas	001-41882	87-4294543
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

RM1, 5/F, No. 43 Hung To Road Kwun Tong, Kowloon, Hong Kong	999077
(Address of principal executive offices)	(Zip Code)

+852-54795450

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	INHD	The Nasdaq Stock Market LLC

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 30, 2026, Inno Holdings Inc., a Texas holding company (the “Company”) filed a Certificate of Amendment to the Certificate of Formations of the Company with the Secretary of State of the State of Texas (the “Certificate of Amendment”) that provides for a 1-for-20 reverse stock split (the “Reverse Stock Split”) of its issued and outstanding shares of common stock, with no par value (the “Common Stock”). The Reverse Stock Split became effective on May 4, 2026 at 09:30 a.m., Eastern Time.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On April 29, 2026, the Company issued a press release entitled “Inno Holdings Inc. Announces 1-for-20 Reverse Stock Split in Ongoing Nasdaq Compliance Efforts.” The Company announced that its board of directors has approved the Reverse Stock Split pursuant to the authorization grated from the annual meeting of the Company’s stockholders on March 2, 2026. A copy of the press release is attached as Exhibit 99.1 to this report.

The new CUSIP number for the Common Stock following the Reverse Stock Split is 4576JP406. Upon effectiveness of the Reverse Stock Split, every twenty (20) shares of the Company’s issued and outstanding Common Stock were reclassified and combined into one (1) share of Common Stock. Accordingly, the number of issued and outstanding shares of Common Stock of the Company was reduced from 50,413,224 shares before the Reverse Stock Split to 2,520,662 shares after the Reverse Stock Split. No fractional shares were issued; instead, any fractional entitlement was rounded up to the next highest whole number at the participant level.

The information in Item 7.01 of this Report, including the information in the press release furnished pursuant to this Item 7.01 of Form 8-K, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933, as amended, except in the event that the Company expressly states that such information is to be considered filed under the Exchange Act or incorporates it by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment filed with the Secretary of State of the State of Texas on April 30, 2026
99.1	Press Release, dated April 29, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNO HOLDINGS Inc.

Date: May 4, 2026	By:	/s/ Ding Wei
	Name:	Ding Wei
	Title:	Chief Executive Officer

3